UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

ALTIMMUNE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 22, 2026, Altimmune, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC and Barclays Capital Inc., as representatives of the several underwriters named therein (the “Underwriters”) pursuant to which the Company agreed to issue and sell (i) 64,250,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and accompanying common stock warrants to purchase shares of Common Stock (the “Common Stock Warrants”), to the Underwriters at a public offering price of $3.00 per share and (ii) in lieu of Common Stock to certain investors that so choose, pre-funded warrants (the “Pre-Funded Warrants” and together with the Common Stock Warrants, the “Warrants”) to purchase up to 10,750,000 shares of Common Stock to the Underwriters at a public offering price of $2.999 per Pre-Funded Warrant (the “Offering”). Each share of Common Stock and Pre-Funded Warrant is being offered and sold with an accompanying Common Stock Warrant to purchase shares of Common Stock (or Pre-Funded Warrants in lieu thereof). The Offering closed on April 24, 2026.

The net proceeds to the Company from the Offering are expected to be approximately $211.2 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents and marketable securities assuming the closing of the Offering, to continue to advance the clinical development of pemvidutide, including funding and preparation for its global pivotal Phase 3 trial in metabolic dysfunction-associated steatohepatitis (“MASH”), to initiate pre-commercial activities for its lead program, and for general corporate purposes.

Each Common Stock Warrant is exercisable for one share of Common Stock at an exercise price of $3.00 per share. The Common Stock Warrants are exercisable at any time after their original issuance and may be exercised until the date that is the earlier of (i) the fifth anniversary of the original issuance date and (ii) 45 days following the Company’s public announcement of a successful data readout of Phase 3 trial of pemvidutide in MASH. The “Beneficial Ownership Limitation” shall be either 4.99% or 9.99% (at the election of the holder of the Common Stock Warrant (the “Holder”)) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Common Stock Warrant. The Holder, upon written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions, provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the Common Stock Warrant, with additional provisions continuing to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.

Each Pre-Funded Warrant is exercisable for one share of common stock. The purchase price of each Pre-Funded Warrant will equal the price per share at which shares of the Company’s common stock are being sold to the public in this offering, less the $0.001 exercise price of each Pre-Funded Warrant. The Pre-Funded Warrants do not expire, and each Pre-Funded Warrant will be exercisable at any time after the date of issuance, subject to an ownership limitation. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Pre-Funded Warrant. The Holder, upon written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions, provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the Pre-Funded Warrant, with additional provisions continuing to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.

The Company does not intend to list the Warrants on the Nasdaq Global Market, any other national securities exchange or any other nationally recognized trading system. The foregoing summaries of the Common Stock Warrant and of the Pre-Funded Warrant are qualified in their entirety by reference to the form of Common Stock Warrant and the form of Pre-Funded Warrant, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

The Offering was made pursuant to the Company’s registration statements on Form S-3 (File No. 333-291329) declared effective as of December 5, 2025, a registration statement on Form S-3 (File No. 333-285355), effective March 13, 2025 and a registration statement on Form S-3MEF (File No. 333-295254) effective as of April 22, 2026 and filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 462(b) (collectively, the “Registration Statements”), each of which contains a prospectus. The preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the Offering were filed with the Commission on April 22, 2026  and a final prospectus was filed on April 23, 2026.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Goodwin Procter LLP, counsel to the Company, delivered an opinion as to legality of the issuance and sale of the Common Stock and the Warrants in the Offering, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering and anticipated closing, and expectations regarding our cash runway, use of capital, expenses and other future financial results. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the anticipated use of net proceeds from the Offering, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of April 22, 2026, by and between the Company, Leerink Partners LLC and Barclays Capital Inc., as representatives of the several underwriters named therein

4.1	Form of Common Stock Warrant.

4.2	Form of Pre-Funded Warrant.

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Gregory Weaver
Name: Gregory Weaver
Title: Chief Financial Officer

Dated: April 24, 2026